EXHIBIT 10.02
FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 12, 2022, but effective as of March 31, 2022 (the “First Amendment Effective Date”), is entered into among FLEX LTD., a Singapore registered public company limited by shares and having company registration no. 199002645H, acting (subject to Section 10.20 of the Credit Agreement (as defined below)) through its Bermuda branch, having a principal place of business from which it conducts operations in accordance with its permit located at 16 Par-la-Ville Road, Hamilton HM08 Bermuda (the “Company”), the Lenders party hereto, the L/C Issuers party thereto, the Swing Line Lenders party hereto, and BANK OF AMERICA, N.A., as the Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

RECITALS

WHEREAS, the Company, each Designated Borrower from time to time party thereto, the Lenders from time to time party thereto, Bank of America, N.A., as the Administrative Agent, an L/C Issuer and a Swing Line Lender, and the other L/C Issuers and Swing Line Lenders from time to time party thereto, are parties to that certain Credit Agreement, dated as of January 7, 2021 (as amended, restated, amended and restated, supplemented, extended, replaced or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested that the Credit Agreement be amended as set forth below, subject to the terms and conditions specified herein; and

WHEREAS, the parties hereto are willing to amend the Credit Agreement, subject to the terms and conditions specified in this Amendment.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    Amendments.

(a)    The definition of “Indebtedness” contained in Section 1.01 of the Credit Agreement is hereby amended to add the following sentence at the end thereof:
“The Indebtedness of the Company or any of its Subsidiaries shall not include any purchase, redemption or similar payment obligation of the Company or any its Subsidiaries (including Yuma, Inc., a Delaware corporation, and Yuma Subsidiary, Inc., a Delaware corporation), pursuant to that certain Amended and Restated Limited Liability Company Agreement of Nextracker LLC, a Delaware limited liability company, effective as of February 1, 2022, by and among Nextracker LLC and the members party thereto (as amended, modified or otherwise supplemented from time to time).”
(b)    Section 1.01 of the Credit Agreement is hereby amended to add the following definitions in alphabetical order:
“Lender Recipient Party” means each Lender, each L/C Issuer and each Swing Line Lender.
“Rescindable Amount” has the meaning specified in Section 2.12(b)(ii).
(c)    Section 2.12(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
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“(ii)    Payments by Borrowers; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuers hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders or the applicable L/C Issuers, as the case may be, the amount due. With respect to any payment that the Administrative Agent makes for the account of any of the Lenders or any of the L/C Issuers hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (A) the applicable Borrower has not in fact made such payment; (B) the Administrative Agent has made a payment in excess of the amount so paid by such Borrower (whether or not then owed); or (C) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Appropriate Lenders or the applicable L/C Issuers, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or such L/C Issuer, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

A notice of the Administrative Agent to any Lender or Borrower with respect to any amount owing under this clause (b) shall be conclusive, absent manifest error.”

(d)    Article IX of the Credit Agreement is hereby amended to add a new Section 9.12 as follows:
“9.12        Recovery of Erroneous Payments.
Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender Recipient Party, whether or not in respect of an Obligation due and owing by any Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender Recipient Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender Recipient Party in Same Day Funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender Recipient Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount.  The Administrative Agent shall inform each Lender Recipient Party promptly upon determining that any payment made to such Lender Recipient Party comprised, in whole or in part, a Rescindable Amount. For the avoidance of doubt, this Section 9.12 will not create any additional Obligations of the Loan Parties under the Loan Documents or otherwise increase or alter such Obligations.”
2.    Condition Precedent. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Company, the Required Lenders, each L/C Issuer, each Swing Line Lender, and the Administrative Agent.

3.    Payment of Expenses. The Company agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees, charges and disbursements of Moore & Van Allen PLLC.

4.    Miscellaneous.
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(a)    The Credit Agreement and the obligations of the Company thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment is a Loan Document.
(b)    The Company represents and warrants that: (i) the execution, delivery and performance by the Company of this Amendment and the consummation of the transactions contemplated hereby are within the powers of the Company and have been duly authorized by all necessary actions on the part of the Company; (ii) this Amendment has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity; (iii) no material consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including the shareholders of any Person) is required in connection with the execution and delivery of this Amendment by the Company and the performance or consummation of the transaction contemplated hereby, except as such (A) have been made or obtained and are in full force and effect, or (B) are being made or obtained in a timely manner and once made or obtained will be in full force and effect; (iv) the execution and delivery by the Company of this Amendment and the performance and consummation of the transactions contemplated hereby do not (A) violate any material Requirement of Law applicable to the Company, (B) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material Contractual Obligation of the Company, or (C) result in the creation or imposition of any material Lien (or the obligation to create or impose any Lien) upon any property, asset or revenue of the Company; and (v) after giving effect to this Amendment, (A) the representations and warranties of the Company contained in Article V of the Credit Agreement and in each other Loan Document or in any document furnished at any time under or in connection therewith, shall be (1) in the case of representations and warranties that are qualified as to materiality, true and correct, and (2) in the case of representations and warranties that are not qualified as to materiality, true and correct in all material respects, in each case on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct or true and correct in all material respects, as the case may be, as of such earlier date (provided, that, for purposes of this Section 4(b)(v)(A), the representations and warranties contained in Section 5.09 of the Credit Agreement shall be deemed to refer to the most recent Financial Statements furnished pursuant to clauses (a) and (b) of Section 6.01 of the Credit Agreement), and (B) no Default exists.
(c)    This Amendment may be in the form of an Electronic Record (in “.pdf” form or otherwise) and may be executed using Electronic Signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include use or acceptance by the Administrative Agent of a manually signed Amendment which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Amendment converted into another format, for transmission, delivery and/or retention.
(d)    If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(e)    THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE
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TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(f)    The terms of Sections 10.14 and 10.15 of the Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

COMPANY:	FLEX LTD.
By: /s/ B. Vijayandran A/L S. Balasingam
Name: B. Vijayandran A/L S. Balasingam
Title: Authorized Signatory
FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as the Administrative Agent

By: /s/ Anthea Del Bianco
Name: Anthea Del Bianco
Title: Vice President

FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A., as a Lender, an L/C Issuer and a Swing Line Lender

By: /s/ Anthea Del Bianco
Name: Anthea Del Bianco
Title: Vice President
FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A., as a Lender, an L/C Issuer and a Swing Line Lender

By: /s/ Susan M. Olsen .
Name: Susan M. Olsen
Title: Vice President
FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

BANCO SANTANDER, S.A., NEW YORK BRANCH, as a Lender

By: /s/ Pablo Urgoiti
Name: Pablo Urgoiti
Title: Managing Director

By: /s/ Andres Barbosa .
Name: Andres Barbosa
Title: Managing Director
FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF CHINA, NEW YORK BRANCH, as a Lender and an L/C Issuer

By: /s/ Raymond Qiao .
Name: Raymond Qiao
Title: Executive Vice President & Chief Lending Officer
FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender and an L/C Issuer

By: /s/ Warren Veech III .
Name: Warren Veech III
Title: Vice President
FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

BNP PARIBAS, as a Lender and an L/C Issuer

By: /s/ Theodore Olsen .
Name: Theodore Olsen
Title: Managing Director

By: /s/ My-Linh Yoshiike .
Name: My-Linh Yoshiike
Title: Vice President
FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

HSBC BANK USA, N.A., as a Lender and an L/C Issuer

By: /s/ Sam Stockwin .
Name: Sam Stockwin
Title: Director
FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender, an L/C Issuer and a Swing Line Lender

By: /s/ John G. Kowalczuk .
Name: John G. Kowalczuk
Title: Executive Director
FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

MIZUHO BANK, LTD., as a Lender, an L/C Issuer and a Swing Line Lender

By: /s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director
FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

MUFG BANK, LTD., as a Lender and an L/C Issuer

By: /s/ Marlon Mathews .
Name: Marlon Mathews
Title: Director
FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION, as a Lender and an L/C Issuer

By: /s/ Irlen Mak .
Name: Irlen Mak
Title: Director
FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Lender and an L/C Issuer

By: /s/ Khrystyna Manko
Name: Khrystyna Manko
Title: Director
FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

TRUIST BANK, as a Lender and an L/C Issuer

By: /s/ Carlos Cruz
Name: Carlos Cruz
Title: Director
FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender and an L/C Issuer

By: /s/ Brian Seipke .
Name: Brian Seipke
Title: Senior Vice President
FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

UNICREDIT BANK AG, NEW YORK BRANCH, as a Lender and an L/C Issuer

By: /s/ Douglas Riahi
Name: Douglas Riahi
Title: Managing Director

By: /s/ Bryon Korutz
Name: Bryon Korutz
Title: Associate Director
FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By: /s/ Ming K. Chu .
Name: Ming K. Chu
Title: Director

By: /s/ Marko Lukin .
Name: Marko Lukin
Title: Vice President
FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

DBS BANK LTD., as a Lender

By: /s/ Josephine Lim .
Name: Josephine Lim
Title: Senior Vice President
FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

STANDARD CHARTERED BANK, as a Lender

By: /s/ Kristopher Tracy
Name: Kristopher Tracy
Title: Director, Financing Solutions
FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

KBC BANK NV, NEW YORK BRANCH, as a Lender

By: /s/ Nicholas A. Fiore
Name: Nicholas A. Fiore
Title: Director

By: /s/ Francis Payne .
Name: Francis Payne
Title: Managing Director
FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

RAIFFEISEN BANK INTERNATIONAL AG, as a Lender

By: /s/ Martina Soudek .
Name: Martina Soudek
Title: Director

By: /s/ Valerie Croy-Markones .
Name: Valerie Croy-Markones
Title: Executive Director
FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT